UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2013

NiSource Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
NiSource Inc. (“NiSource”) has entered into a revised form of its Change in Control and Termination Agreement (the “Revised Agreement”) effective December 30, 2013 with each of the following named executive officers: Robert C. Skaggs, Jr., President and Chief Executive Officer; Stephen P. Smith, Executive Vice President and Chief Financial Officer; Carrie J. Hightman, Executive Vice President and Chief Legal Officer; and Joseph Hamrock, Executive Vice President and Group Chief Executive Officer of NiSource Gas Distribution. The Revised Agreements replace previous Change in Control and Termination between NiSource and such named officers.

The key changes in the Revised Agreements are as follows. First, the Revised Agreement eliminates the grandfathered excise tax gross-up provision that was previously available to certain executive officers.  Instead, all the Revised Agreements now have a "net benefits" provision that provides that, in the event of a change in control, the executive's total change in control payments will be capped at one dollar less than the amount that would trigger an excise tax, unless the total payments due, after being reduced for federal, state, local, and other taxes, would be greater than the capped amount, in which case the executive will receive the total payments due (without any tax gross-up). In addition, the Revised Agreements (i) provide for renewal annually instead of every two years, (ii) add material breach of the Revised Agreements by NiSource to the definition of "Good Reason"; and (iii) modify the vesting provision to provide that the terms of the 2010 Omnibus Incentive Plan and equity award agreements awarded thereunder will govern vesting and payment in the event of the executive's termination of employment as a result of a change in control.

The foregoing description of the new form of Change in Control and Termination Agreement is qualified in its entirety by reference to the form of agreement that is filed as an exhibit to this report and incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Form of NiSource Inc. Change In Control and Termination Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: January 6, 2014	By:	/s/ Robert E. Smith
Robert E. Smith
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of NiSource Inc. Change In Control and Termination Agreement